Exhibit 10.19

FORM OF LETTER AGREEMENT FOR APOLLO REAL ESTATE ADVISORS

APOLLO REAL ESTATE ADVISORS L.P.

[●], 2007

Mr. Richard A. Baker
Chief Executive Officer
NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, NY  10577

Dear Mr. Baker:

We hereby confirm our agreement with you that, as part of his on-going professional responsibilities and employment, and with no additional consideration offered or received, Mr. Brian M. Earle, a partner of Apollo Real Estate Advisors L.P., has been directed to provide certain services to NRDC Acquisition Corp. (the “Company”) related to and in connection with the Company’s consummation of its initial business combination, substantially on the terms set forth in the Company’s registration statement on Form S-1 (File No. B33-14487).  It is agreed that Mr. Earle will undertake such tasks and responsibilities upon oral or written request to him by any officer or director of the Company.

Very truly yours,

APOLLO REAL ESTATE ADVISORS L.P.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

NRDC ACQUISITION CORP.

By:
Richard A. Baker
Chief Executive Officer